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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2003


                                ATS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                      0-18602                   41-1595629
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(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


              3905 Annapolis Lane N., Minneapolis, Minnesota 55447
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 553-7736


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is being furnished herewith:

        99.1 Press Release, dated July 29, 2003, of ATS Medical, Inc.

ITEM 12. Results of Operations and Financial Condition for a Completed Quarter

         On July 29, 2003, ATS Medical, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


July 29, 2003                                 ATS MEDICAL, INC.



                                              By: /s/ Deborah K. Chapman
                                                  ----------------------------
                                                  Deborah K. Chapman, Controller



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                                  EXHIBIT INDEX


99.1     Press Release, dated July 29, 2003, of ATS Medical, Inc.